UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2022

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce De Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2022, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or the “Bank”), issued a press release announcing its unaudited results of operations for the quarter ended March 31, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the quarter ended March 31, 2022 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated April 8, 2022, the call may be accessed via a live Internet webcast at 10:00 a.m. Eastern time on Thursday, April 28, 2022, through the investor relations section of the Corporation’s website: www.1firstbank.com or through the dial-in telephone number 844-200-6205 or 929-526-1599 for international callers. The conference number is 130691.

Item 8.01	Other Events.

On April 27, 2022, the Board of Directors of the Corporation approved a new stock repurchase program of up to $350 million of the Corporation’s outstanding common stock that is expected to be executed over the next four quarters and a 20% increase in the Corporation’s quarterly cash dividend to $0.12 per share. The quarterly dividend is payable on June 10, 2022 to shareholders of record at the close of business on May 25, 2022. Repurchases under the program may be executed through open market purchases, accelerated share repurchases, and/or privately negotiated transactions or plans, including Rule 10b5-1 plans. The Corporation’s stock repurchase program will be subject to various factors, including the Corporation’s capital position, liquidity, financial performance and alternative uses of capital, stock trading price, and general market conditions. The repurchase program may be modified, extended, suspended, or terminated at any time at the Corporation’s discretion. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated April 28, 2022 - First BanCorp Announces Earnings for the quarter ended March 31, 2022

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter ended March 31, 2022

99.3	Press Release dated April 27, 2022 - First Bancorp. Announces a New $350 Million Stock Repurchase Program and a 20% Quarterly Dividend Increase

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibits 99.1, 99.2 and 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1, 99.2 and 99.3 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated April 28, 2022 - First BanCorp Announces Earnings for the quarter ended March 31, 2022

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter ended March 31, 2022

99.3	Press Release dated April 27, 2022 - First Bancorp. Announces a New $350 Million Stock Repurchase Program and a 20% Quarterly Dividend Increase

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibits 99.1, 99.2 and 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1, 99.2 and 99.3 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2022	First BanCorp.

	By:	/s/ Orlando Berges
	Name:	Orlando Berges
	Title:	EVP and Chief Financial Officer